Exhibit 99.1

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Item 1

PART I

ITEM 1. BUSINESS

Note: The information contained in this Item has been updated for the changes to our reportable segments discussed in the Notes to Financial Statements. This Item has not been updated for any other changes since the filing of the 2015 Annual Report on Form 10-K (“2015 Form 10-K”). For developments subsequent to the filing of the 2015 Form 10-K, refer to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2015.

OPERATING SEGMENTS

Our segments provide management with a comprehensive financial view of our key businesses. The segments enable the alignment of strategies and objectives across the development, sales, marketing, and services organizations, and they provide a framework for timely and rational allocation of resources within businesses.

On April 25, 2014, we acquired substantially all of Nokia Corporation’s (“Nokia”) Devices and Services Business (“NDS”). We report the financial performance of the acquired business in our More Personal Computing segment. The contractual relationship with Nokia related to those initiatives ended in conjunction with the acquisition.

In June 2015, we announced a change in organizational structure as part of our transformation in the mobile-first, cloud-first world. During the first quarter of fiscal year 2016, the Company’s chief operating decision maker requested changes in the information that he regularly reviews for purposes of allocating resources and assessing performance. As a result, beginning in fiscal year 2016, we report our financial performance based on our new segments: Productivity and Business Processes, Intelligent Cloud, and More Personal Computing.

Additional information on our operating segments and geographic and product information is contained in Note 22 – Segment Information and Geographic Data of the Notes to Financial Statements (see Exhibit 99.3 of this Form 8-K).

Our reportable segments are described below.

Productivity and Business Processes

Our Productivity and Business Processes segment consists of products and services in our portfolio of productivity, communication, and information services, spanning a variety of devices and platforms. This segment primarily comprises:

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Office Commercial, including volume licensing and subscriptions to Office 365 Commercial for products and services such as Microsoft Office, Exchange, SharePoint, and Skype for Business, and related Client Access Licenses (“CALs”).

•	Office Consumer, including Office sold through retail or through an Office 365 Consumer subscription, and Office Consumer Services, including Outlook.com, OneDrive, and consumer Skype services.

•	Microsoft Dynamics business solutions, including Dynamics ERP products, Dynamics CRM on-premises, and Dynamics CRM Online (“Microsoft Dynamics”).

Office Commercial

The versions of Office Commercial, including Office 365 Commercial subscription services, are designed to increase personal, team, and organizational productivity through a range of programs, services, and software solutions. Office Commercial revenue is mainly affected by a combination of the demand from commercial customers for volume licensing and software assurance and the number of information workers in a licensed enterprise. Revenue growth depends on our ability to add value to the core product set and to continue to expand our product offerings in other areas such as content management, enterprise search, collaboration, unified communications, and business intelligence. CALs provide access rights to certain Office Commercial products, including Exchange, SharePoint, and Skype for Business (formerly Lync). CAL revenue is reported along with the associated Office product.

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Office Consumer

The versions of Office Consumer, including Office 365 consumer subscription services, are designed to increase personal productivity through a range of programs, services, and software solutions. Growth depends on our ability to add value to the core product set and to continue to expand our product offerings in other areas such as content management and collaboration. Office Consumer revenue is impacted by sales to customers that buy Office with their new devices and by product launches, as well as the transition to Office 365 Consumer, our subscription-based cloud service that provides access to Microsoft Office plus other productivity services. Skype is designed to connect friends, family, clients, and colleagues through a variety of devices. Revenue is largely driven by the sale of minutes, subscriptions, and advertising.

Microsoft Dynamics

Microsoft Dynamics products provide business solutions for financial management, customer relationship management, supply chain management, and analytics applications for small and mid-size businesses, large organizations, and divisions of global enterprises. Revenue is largely driven by the number of information workers licensed.

Competition

Competitors to Office include software and global application vendors such as Adobe Systems, Apple, Cisco Systems, Google, IBM, Oracle, SAP, and numerous web-based and mobile application competitors as well as local application developers in Asia and Europe. Cisco Systems is using its position in enterprise communications equipment to grow its unified communications business. Google provides a hosted messaging and productivity suite. Apple distributes versions of its pre-installed application software, such as email, note-taking, and calendar products, through its PCs, tablets, and phones. Web-based offerings competing with individual applications have also positioned themselves as alternatives to our products. We believe our products compete effectively based on our strategy of providing powerful, flexible, secure, easy to use solutions that work well with technologies our customers already have and are available on a device or via the cloud.

Skype for Business and consumer Skype services compete with a variety of instant messaging, voice, and video communication providers, ranging from start-ups to established enterprises.

Our Microsoft Dynamics products compete with vendors such as Oracle and SAP in the market for large organizations and divisions of global enterprises. In the market focused on providing solutions for small and mid-sized businesses, our Microsoft Dynamics products compete with vendors such as Infor, The Sage Group, and NetSuite. Salesforce.com’s cloud customer relationship management offerings compete directly with Microsoft Dynamics CRM on-premises and CRM Online offerings.

Intelligent Cloud

Our Intelligent Cloud segment consists of our public, private, and hybrid server products and services that can power modern business. This segment primarily comprises:

•	Server products and services, including Windows Server, Microsoft SQL Server, Visual Studio, System Center, and related CALs, as well as Microsoft Azure.

•	Enterprise Services, including Premier Support Services and Microsoft Consulting Services.

Server Products and Services

Our server products are designed to make information technology (“IT”) professionals, developers, and their systems more productive and efficient. Server software is integrated server infrastructure and middleware designed to support software applications built on the Windows Server operating system. This includes the server platform, database, business intelligence, storage, management and operations, virtualization, service-oriented architecture platform, security, and identity software. We also license standalone and software development lifecycle tools for software architects, developers, testers, and project managers. Revenue comes from purchases through volume licensing programs, licenses sold to original equipment manufacturers (“OEMs”), and retail packaged product. CALs provide access rights to certain server products, including Windows Server and SQL Server. CAL revenue is reported along with the associated server product.

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Microsoft Azure is a scalable cloud platform with computing, networking, storage, database, and management, along with advanced services such as analytics, and comprehensive solutions such as Enterprise Mobility Suite. Microsoft Azure includes a flexible platform that helps developers build, deploy, and manage enterprise, mobile, web, and Internet of Things (“IoT”) applications, for any platform or device without having to worry about the underlying infrastructure. Microsoft Azure enables customers to devote more resources to development and use of applications that benefit their organizations, rather than managing on-premises hardware and software.

Enterprise Services

Enterprise Services, including Premier Support Services and Microsoft Consulting Services, assist customers in developing, deploying, and managing Microsoft server and desktop solutions and provide training and certification to developers and information technology professionals on various Microsoft products.

Competition

Our server products face competition from a wide variety of server operating systems and applications offered by companies with a range of market approaches. Vertically integrated computer manufacturers such as Hewlett-Packard, IBM, and Oracle offer their own versions of the Unix operating system preinstalled on server hardware. Nearly all computer manufacturers offer server hardware for the Linux operating system and many contribute to Linux operating system development. The competitive position of Linux has also benefited from the large number of compatible applications now produced by many commercial and non-commercial software developers. A number of companies, such as Red Hat, supply versions of Linux.

We compete to provide enterprise-wide computing solutions and point solutions with numerous commercial software vendors that offer solutions and middleware technology platforms, software applications for connectivity (both Internet and intranet), security, hosting, database, and e-business servers. IBM and Oracle lead a group of companies focused on the Java Platform Enterprise Edition that competes with our enterprise-wide computing solutions. Commercial competitors for our server applications for PC-based distributed client/server environments include CA Technologies, IBM, and Oracle. Our web application platform software competes with open source software such as Apache, Linux, MySQL, and PHP. In middleware, we compete against Java middleware vendors.

Our system management solutions compete with server management and server virtualization platform providers, such as BMC, CA Technologies, Hewlett-Packard, IBM, and VMware. Our database, business intelligence, and data warehousing solutions offerings compete with products from IBM, Oracle, SAP, and other companies. Our products for software developers compete against offerings from Adobe, IBM, Oracle, other companies, and open-source projects, including Eclipse (sponsored by CA Technologies, IBM, Oracle, and SAP), PHP, and Ruby on Rails, among others.

We believe our server products provide customers with advantages in performance, total costs of ownership, and productivity by delivering superior applications, development tools, compatibility with a broad base of hardware and software applications, security, and manageability.

Microsoft Azure faces diverse competition from companies such as Amazon, Google, IBM, Oracle, Salesforce.com, VMware, and open source offerings. Azure competes by enabling deployment of existing data centers with our public cloud into a single, cohesive infrastructure, and runs at a scale that meets the needs of businesses of all sizes and complexities.

The Enterprise Services business competes with a wide range of companies that provide strategy and business planning, application development, and infrastructure services, including multinational consulting firms and small niche businesses focused on specific technologies.

More Personal Computing

Our More Personal Computing segment consists of products and services geared towards harmonizing the interests of end users, developers, and IT professionals across screens of all sizes. This segment primarily comprises:

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Windows, including Windows OEM licensing (“Windows OEM”) and other non-volume licensing of the Windows operating system, volume licensing of the Windows operating system (“Windows VL”), patent licensing, Windows Embedded, MSN display advertising, and Windows Phone licensing.

•	Devices, including phones, Surface, and Microsoft PC accessories.

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•	Gaming, including Xbox hardware; Xbox Live, comprising transactions, subscriptions, and advertising; video games; and third-party video game royalties.

•	Search advertising.

Windows

The Windows operating system is designed to deliver a more personal computing experience for users by enabling consistency of experience, applications, and information across their devices.

Windows revenue is impacted significantly by the number of Windows operating system licenses purchased by OEMs, which they pre-install on the devices they sell. In addition to computing device market volume, Windows revenue is impacted by:

•	The mix of computing devices based on form factor and screen size.

•	Differences in device market demand between developed markets and emerging markets.

•	Attachment of Windows to devices shipped.

•	Customer mix between consumer, small- and medium-sized businesses, and large enterprises.

•	Changes in inventory levels in the OEM channel.

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Pricing changes and promotions, pricing variation that occurs when the mix of devices manufactured shifts from local and regional system builders to large, multinational OEMs, and different pricing of Windows versions licensed.

•	Piracy.

Volume licensing of the Windows operating system is affected mainly by the demand from commercial customers for volume licensing and software assurance, often reflecting the number of information workers in a licensed enterprise, and is therefore relatively independent of the number of PCs sold in a given year.

Windows Embedded extends the power of Windows and the cloud to intelligent systems, including the IoT, by delivering specialized operating systems, tools, and services.

Display advertising primarily includes MSN ads. In June 2015, we entered into agreements with AOL and AppNexus to outsource our display sales efforts.

The Windows Phone operating system is designed to bring users closer to the people, applications, and content they need. Prior to our acquisition of NDS, Microsoft and Nokia jointly created new mobile products and services and extended established products and services to new markets through a strategic alliance.

Devices

We design, manufacture, and market devices such as phones, Surface, other devices, as well as PC accessories. We began manufacturing and selling Lumia phones and other non-Lumia phones with the acquisition of NDS in April 2014. Our Lumia phones run Windows and are designed to enable people and organizations to connect to the people and content that matter most, using integrated Microsoft services such as Outlook, OneDrive, Skype, and Office. Surface is designed to help organizations, students, and consumers to be more productive. Our latest Surface devices, the Surface Pro 3 and Surface 3, were released in June 2014 and May 2015, respectively.

Gaming

Our gaming platform is designed to provide a unique variety of entertainment through the use of our devices, peripherals, applications, online services, and content. We released Xbox 360 and Xbox One in November 2005 and November 2013, respectively, and launched our Windows 10 Xbox app in July 2015. Xbox Live enables people to connect and share online gaming experiences and is accessible on Xbox consoles, Windows-enabled devices, and certain other devices. Xbox Live services consist of subscriptions to and sales of Xbox Live enabled content, as well as advertising, and are designed to benefit users by providing access to a network of certified applications and services and to benefit our developer and partner ecosystems by providing access to a large customer base. Studios designs and markets gaming content that showcase our unique platform capabilities for Xbox consoles, Windows-enabled devices, and other devices. Gaming growth comes from our ability to increase the overall active user base through Xbox Live enabled content, services, and experiences.

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We acquired Mojang Synergies AB (“Mojang”), the Swedish video game developer of the Minecraft gaming franchise, in November 2014. The addition of Minecraft and its community enhances our gaming portfolio across Windows, Xbox, and other ecosystems besides our own.

Search Advertising

Search advertising includes Bing and Bing Ads. We have a partnership with Yahoo! in which we provide algorithmic and paid search platform for Yahoo! websites worldwide.

Competition

The Windows operating system faces competition from various software products and from alternative platforms and devices, mainly from Apple and Google. We believe Windows competes effectively by giving customers choice, value, flexibility, security, an easy-to-use interface, compatibility with a broad range of hardware and software applications, including those that enable productivity, and the largest support network for any operating system. Windows Phone operating system faces competition from iOS, Android, and Blackberry operating systems, and competes based on differentiated user interface, personalized applications, compatibility with Windows PCs and tablets, and other unique capabilities.

Our phones face competition primarily from Apple, Samsung, and many other mobile device manufacturers running the Android operating system, and offer a unique combination of high-quality industrial design and innovative imaging technologies across various price points. Surface devices face competition from Apple, as well as other computer, tablet, and hardware manufacturers, many of which are also current or potential partners and customers.

Our gaming platform competes with console platforms from Sony and Nintendo, both of which have a large, established base of customers. The lifecycle for gaming and entertainment consoles averages five to ten years. Nintendo released their latest generation console in November 2012. Sony released their latest generation console in November 2013.

We believe the success of our gaming business is determined by the availability of games for the console, providing exclusive game content that gamers seek, the computational power and reliability of the consoles, and the ability to create new experiences via online services, downloadable content, and peripherals. In addition to Sony and Nintendo, we compete with other providers of entertainment services through online marketplaces. We believe our gaming platform is effectively positioned against competitive products and services based on significant innovation in hardware architecture, user interface, developer tools, online gaming and entertainment services, and continued strong exclusive content from our own game franchises as well as other digital content offerings. Competitors to Studios and Mojang also include game studios like Electronic Arts and Activision Blizzard. Xbox Live faces competition from various online marketplaces, including those operated by Amazon, Apple, and Google.

Our search advertising business competes with Google and a wide array of websites, social platforms like Facebook, and portals like Yahoo! that provide content and online offerings to end users. Our success depends on our ability to attract new users, understand intent, and match intent with relevant content and advertiser offerings.